FIFTH AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

This Fifth Amendment to Loan Agreement and Other Loan Documents (this “Amendment”), dated as of April 16, 2010 (subject to the effectiveness hereof as provided in Paragraph 4 below, the “Effective Date”), is entered into by and among (i) BLUEGREEN CORPORATION OF THE ROCKIES, a Delaware corporation (“Bluegreen of the Rockies”), (ii) BLUEGREEN GOLF CLUBS, INC., a Delaware corporation (“Bluegreen Golf”), (iii)BLUEGREEN PROPERTIES OF VIRGINIA, INC., a Delaware corporation (“Bluegreen Virginia”), (iv) BLUEGREEN SOUTHWEST ONE, L.P., a Delaware limited partnership (“Bluegreen Southwest”), (v) CATAWBA FALLS, LLC, a North Carolina limited liability company (“Catawba Falls”), (vi) BLUEGREEN COMMUNITIES OF TEXAS, L.P., a Delaware limited partnership (“Bluegreen Texas”), (vii) BLUEGREEN COMMUNITIES OF GEORGIA, LLC, a Georgia limited liability company (“Bluegreen Georgia”) (collectively, “Borrower”), (viii) BLUEGREEN CORPORATION, a Massachusetts corporation (“Bluegreen” or “Guarantor”, and collectively with Borrower, the “Borrower Parties”), and (ix) H4BG, LP, A Texas limited partnership (“H4BG” or “Lender”), as assignee of RFC CONSTRUCTION FUNDING, LLC, a Delaware limited liability company, formerly known as RFC Construction Funding Corp., a Delaware corporation (“RFC”).

RECITALS:

A.        Residential Funding Company, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation (“Original Lender”) made a loan (the “Loan”) to Borrower in the amount of up to SEVENTY-FIVE MILLION AND NO/100 DOLLARS ($75,000,000.00), governed by that certain Loan Agreement, dated as of September 25, 2002, entered into by and between Borrower and Original Lender, as amended by (i) that certain First Amendment to Loan Agreement, dated as of February 18, 2003; (ii) that certain Second Amendment to Loan Agreement and Other Loan Documents, dated as of May 10, 2005; (iii) that certain Third Amendment to Loan Agreement and Other Loan Documents, dated as of October 21, 2005, and (iv) that certain Fourth Amendment to Loan Agreement and Other Loan Documents (the “Fourth Amendment”) dated as of July 1, 2009 (as so amended, restated, or modified, the “Loan Agreement”), and evidenced by that certain Revolving Promissory Note, dated as of September 25, 2002 (as amended, restated, supplemented, or modified to date, the “A Note”), executed by Borrower, as maker, payable to Original Lender in the stated principal amount of $50,000,000.00, and by that certain Revolving Promissory Note, dated as of May 10, 2005 (as amended, restated, supplemented, or modified to date, the “B Note”), executed by Borrower, as maker, payable to RFC (as the assignee of Original Lender) in the stated principal amount of $25,000,000.00 (the A Note and the B Note are collectively referred to herein as the “Notes”).

B.        Original Lender previously assigned to RFC all right, title, and interest in and to the Loan Agreement, the A Note, and all Loan Documents (as defined in the Loan Agreement, hereinafter collectively, the “Loan Documents”), but not the funding obligations as lender thereunder (which obligations were specifically reserved by Original Lender). All funding obligations under the Loan Documents have been terminated.

C.        Pursuant to that certain Loan Purchase and Sale Agreement dated as of April 16, 2010, RFC sold and assigned to H4BG all of its rights, titles, and interests in, to, and under, among other things, the Loan Agreement and all Loan Documents, including, without limitation, the Loan Documents described in Recital D below. H4BG is the owner of all right, title, and interest in and to the Loan Documents.

D.        Borrower’s obligations to Lender under the Notes and the Loan Documents are secured by, among other things (collectively, the “Collateral Documents”):

(i)    the following documents with respect to that certain RC Martin Marietta (Havenwood) Project located in Comal County, Texas (the “Havenwood Project”);

(a)       that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of July 20, 2005 (the “Havenwood Deed of Trust”), filed for record on July 21, 2005, under Clerk's File No. 200506026535 in the Official Public Records of Comal County, Texas, executed by Bluegreen Southwest in favor of Robert W. Bramlette, as trustee (“Trustee”), for the benefit of RFC and its transferees, successors, legal representatives and assigns (“Beneficiary”), granting a first-priority lien on the Havenwood Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with the all hereditaments and appurtenances pertaining to said land;

(b)       that certain Assignment of Construction Items, dated as of July 20, 2005, executed by Bluegreen Southwest in favor of RFC and its successors and assigns, granting a first-priority security interest in and lien on the personal property in connection with the Havenwood Project more particularly described therein; and

(c)       that certain Assignment of Deed of Trust, dated as of April 16, 2010, executed by RFC, assigning to H4BG all of RFC’s right, title, and interest in the Havenwood Deed of Trust.

(ii)   the following documents with respect to that certain RC Altimore 953 (King Oaks) Project located in Grimes County, Texas (the “King Oaks Project”):

(a)       that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of June 27, 2006 (the “King Oaks Deed of Trust”), filed for record on October 30, 2006, in Volume 1192, Page 567, in the Official Public Records of Grimes County, Texas, executed by Bluegreen Southwest in favor of Trustee, for the benefit of Beneficiary, granting a first-priority lien on the King Oaks Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land;

(b)       that certain Assignment of Construction Items, dated as of June 27, 2006, executed by Bluegreen Southwest in favor of RFC and its successors ad assigns, granting a first-priority security interest in and lien on the personal property in connection with the King Oaks Project more particularly described therein; and

(c)       that certain Assignment of Deed of Trust, dated as of April 16, 2010, executed by RFC, assigning to H4BG all of RFC’s right, title, and interest in the King Oak Deed of Trust.

(iii)  the following documents with respect to that certain RC Martin Ranch (The Bridges) Project located in Grayson County, Texas (the “Bridges Project”):

(a)       that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of March 1, 2006 (the “Bridges Deed of Trust”), filed for record on March 2, 2006, under Clerk's File No. 2006-00005244 in the Official Public Records of Grayson County, Texas, executed by Bluegreen Texas in favor of Trustee, for the benefit of Beneficiary, granting a first-priority lien on the Bridges Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land;

(b)       that certain Assignment of Construction Items, dated as of March 1, 2005, executed by Bluegreen Texas in favor of RFC and its successors and assigns, granting a first-priority security interest in and lien on the personal property in connection with the Bridges Project more particularly described therein; and

(c)       that certain Assignment of Deed of Trust, dated as of April 16, 2010, executed by RFC, assigning to H4BG all of RFC’s right, title, and interest in the Bridges Deed of Trust.

(iv)  the following documents with respect to that certain Rompel 3316 (Vintage Oaks) Project located in Comal County, Texas (the “Vintage Oaks Project”):

(a)       that certain Construction Deed of Trust with Security Agreement and Fixture Filing with Assignment of Rents, Proceeds and Agreements, dated as of April 25, 2006 (the “Vintage Oaks Deed of Trust”), filed for record on April 26, 2006, under Clerk's File No. 2006-06016592 in the Official Public Records of Comal County, Texas, as modified by that certain Deed of Trust Modification Agreement, dated as of October 31, 2006, filed for record on November 2, 2006, as Document No. 2006-06047147 in the Official Public Records of Comal County, Texas, executed by Bluegreen Southwest in favor of Trustee, for the benefit of Beneficiary, granting a first-priority lien on the Vintage Oaks Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land;

(b)       that certain Assignment of Construction Items, dated as of April 25, 2006, executed by Bluegreen Southwest in favor of RFC and its successors and assigns, granting a first-priority security interest in and lien on the personal property in connection with the Vintage Oaks Project more particularly described therein; and

(c)       that certain Assignment of Deed of Trust, dated as of April 16, 2010, executed by RFC, assigning to H4BG all of RFC’s right, title, and interest in the Vintage Oaks Deed of Trust.

(v)   the following documents with respect to that certain Sanctuary Cove Project located in Camden County, Georgia (the “Sanctuary Cove Project”):

(a)       that certain Deed to Secure Debt and Security Agreement, dated as of February 16, 2007 (the “Sanctuary Cove Deed to Secure Debt”) filed for record on February 26, 2007, in Book 1332, Page 79 in the Office of the Georgia Clerk of Superior Court, Camden County, Georgia, executed by Bluegreen Georgia in favor of RFC and its successors and assigns, granting a first-priority lien on the Sanctuary Cove Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land;

(b)       that certain Assignment of Construction Items, dated as of February 16, 2007, executed by Bluegreen Georgia in favor of RFC and its successors and assigns, granting a first priority security interest in and lien on the personal property in connection with the Sanctuary Cove Project more particularly described therein; and

(c)       that certain Assignment of Deed of Trust, dated as of April 16, 2010, executed by RFC, assigning to H4BG all of RFC’s right, title, and interest in the Sanctuary Cove Deed to Secure Debt.

(vi)   the following documents with respect to that certain Golf Course at Sanctuary Cove located in Camden County, Georgia (the “Golf Club at Sanctuary Cove Project”):

(a)       that certain Deed to Secure Debt, Security Agreement and Fixture Filing with Assignment of Rights, Proceeds and Agreements dated as of July 1, 2009, (the “Golf Course at Sanctuary Cove Deed to Secure Debt,” filed for record on July 20, 2009, in Book 1486, Page 458 in the Office of the Georgia Clerk of Superior Court, Camden County, Georgia, executed by Bluegreen Golf in favor of RFC and its successors and assigns, granting a first priority lien on the Golf Club at Sanctuary Cove Project, together with all improvements existing or to be placed on said land, and all fixtures, equipment and personal property located on it and various rights in connection with it, together with all hereditaments and appurtenances pertaining to said land;

(b)       that certain Assignment of Construction Agreements and Development Items, dated as of July 1, 2009, executed by Bluegreen Golf in favor of RFC and its successors and assigns, granting a first priority security interest in an lien on certain documents, agreements, and other items relevant to the development of the Golf Club at Sanctuary Cove Project; and

(c)       that certain Assignment of Deed of Trust, dated as of April 16, 2010, executed by RFC, assigning to H4BG all of RFC’s right, title, and interest in the Golf Course at Sanctuary Cove Deed to Secure Debt.

E.        Borrower's obligations to Lender under the Notes and the Loan Documents are also assured by, among other things, that certain Guaranty Agreement, dated as of September 25, 2002 (the “Guaranty”) executed by Bluegreen in favor of Lender.

F.        Lender and the Borrower Parties hereby desire to modify the Loan Agreement and the Loan Documents as herein provided, subject to the terms, conditions, covenants, and limitations contained in this Amendment.

ACKNOWLEDGMENTS AND CONFIRMATIONS:

(a)       The Borrower Parties hereby acknowledge and agree to the accuracy of all Recitals included in this Amendment.

(b)       The Borrower Parties acknowledge and agree that as of close of business on April 15, 2010, the outstanding principal amount of the Loan is $36,391,159.84 (exclusive of costs, fees and other expenses).

(c)       The Borrower Parties confirm that there are no offsets, deductions, defenses, or counterclaims with respect to any obligations of the Borrower under the Loan Documents or of Bluegreen under the Guaranty.

(d)       No other entity is a “Borrower” under the Loan Documents, other than the Borrower Parties.

(e)       Each Borrower confirms that the Loan Documents constitute a valid and binding obligation of such Borrower, enforceable in accordance with their respective terms; and each Borrower reconfirms its joint and several obligations to pay all indebtedness and obligations now or hereafter arising under the Loan Documents. Bluegreen confirms that the Guaranty constitutes a valid and binding obligation of Bluegreen, enforceable in accordance with its terms.

(f)       The Borrower Parties hereby acknowledge and confirm that Lender and Original Lender have no further obligation to advance Loan disbursements under the Loan Agreement, the other Loan Documents, or otherwise.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises herein set forth and other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree to the above Recitals, the above Acknowledgments and Confirmations, and as follows:

1.         Definitions. Unless otherwise indicated herein, all capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement. Unless otherwise specified, (a) all section references herein refer to sections of the Loan Agreement, and (b) all paragraph references herein refer to paragraphs in this Amendment.

2.         Addenda to Notes. On the Effective Date, Borrower shall execute and deliver to Lender the Addenda to the Notes in the form attached hereto as Schedule 1-A and 1-B (the “Addenda to Notes”).

3.         Amendments to the Loan Agreement. Effective as of the Effective Date, the Loan Agreement shall be amended, as follows:

3.1       Section 1.1 of the Loan Agreement is amended, by adding the following definitions in the correct alphabetical order in such Section:

“Fifth Amendment” means that certain Fifth Amendment to Loan Agreement and Other Loan Documents, dated as of April 16, 2010, among Borrower, Guarantor, and H4BG, as Lender.

“Fifth Amendment Effective Date” means the “Effective Date” as defined and determined in accordance with the Fifth Amendment.

“Fourth Amendment” means that certain Fourth Amendment to Loan Agreement and Other Loan Documents, dated as of July 1, 2009, among Borrower, Guarantor, and RFC Construction Funding, LLC, as Lender.

“Fourth Amendment Effective Date” means the “Effective Date” as defined and determined in accordance with the Fourth Amendment.

“Fourth Amendment Principal Paydown” means the $10,000,000 paid by Borrower on the Fourth Amendment Effective Date as required by the Fourth Amendment.

“Permitted Transfer” means:

(a) a transfer, conveyance, or assignment by any Borrower of an interest in a Borrower and/or in a Project or other collateral owned by such Borrower which secures the Loan to an entity which is directly or indirectly wholly owned by Guarantor (a “Permitted Transferee”), so long as (i) prior to such transfer, conveyance, or assignment, such Borrower shall notify the Lender of such proposed transfer, conveyance, or assignment, (ii) if such transfer, conveyance, or assignment is of an interest in a Project or other collateral securing the Loans, then the applicable Permitted Transferee shall become a Borrower under the Loan Documents, assume all obligations of a Borrower then or thereafter arising under the Loan Agreement and other Loan Documents, and agree to be bound by and comply with all the terms of the Loan Agreement and other Loan Documents, (iii) such Borrower, Guarantor, and the applicable Permitted Transferee shall execute such documents reasonably requested by the Lender to evidence the continuation of the Guaranty and the perfected security interests and liens in favor of the Lender in and to the Project or other collateral so transferred, conveyed, or assigned; and (iv) the Borrower making such transfer, conveyance, or assignment shall continue to be a Borrower under the Loan Documents, and

(b) the sale of any Lot or Golf Parcel made in accordance with the terms of the Loan Documents and for which the release price has been paid.

3.2       The following definitions in Section 1.1 are amended, as follows:

(a)       The definition of “Loan Amount” is amended in is entirety to read, as follows:

“Loan Amount” means (a) prior to the Fourth Amendment Effective Date, $75,000,000 and (b) on and after the Fourth Amendment Effective Date, $57,607,368.00, as such amount may be reduced from time to time in accordance with the Loan Agreement and the other related Loan Documents.

(b)       “Lender” means H4BG, LP, a Texas limited partnership, and its successors and assigns, as assignee of RFC Construction Funding, LLC.

(c)       The definition of “Schedule A Value” is amended in its entirety to read, as follows:

“Schedule A Value” means either (i) the values set forth on Exhibit H with respect to each Lot developed or being developed in each Project on the Fifth Amendment Effective Date in accordance with the related Map or (ii) with respect to any undeveloped property or any portion thereof not covered by a Map on the Fifth Amendment Effective Date, the values of such property determined on a per Lot basis as submitted by Borrower and approved by Lender at such time as a Map covering such property is recorded with the appropriate governmental or regulatory authorities and approved by Lender.

(d)       The definition of “Transfer” is amended and restated in its entirety to correct formatting, as follows:

“Transfer” means the occurrence of any of the following (provided that any sales, transfers, mergers, or consolidations described in clause (b), clause (c)(1)-(6), or clause (d)(1)-(6) shall not constitute a Transfer to the extent such sale, transfer, merger, or consolidation, as the case may be, is to or with the Guarantor or any Borrower that is directly or indirectly wholly-owned by Guarantor):

(a)       with respect to any Project and/or any entity comprising the Borrower:

(1)       any sale, conveyance, assignment, transfer, alienation, mortgage, conveyance of security title, encumbrance or other disposition of any kind of the Project, or any other transaction the result of which is, directly or indirectly, to divest the Borrower of any portion of its title to or interest in the Project, voluntarily or involuntarily, other than transfers and sales of the Lots and Golf Parcels in the ordinary course of business, it being the express intention of the Borrower and the Lender that the Borrower is prohibited from granting to any Person a lien or encumbrance upon a Project (other than Permitted Exceptions), regardless of whether such lien is senior or subordinate to the Lender’s lien;

(2)       any sale, conveyance, assignment, transfer, alienation, mortgage, conveyance of security title, encumbrance or other disposition of any kind of any other collateral for the Loan, or any other transaction the result of which is, directly or indirectly, to divest the Borrower of any portion of its title to or interest in such collateral, voluntarily or involuntarily, it being the express intention of the Borrower and the Lender that the Borrower is prohibited from granting to any Person a lien or encumbrance upon such other collateral, regardless of whether such lien is senior or subordinate to the Lender’s lien, other than Permitted Exceptions;

(3)       any merger, consolidation or dissolution involving the Borrower; or

(4)       the sale or transfer of a majority of the assets of the Borrower;

(b)       with respect to any Borrower which is a corporation:

(1)       the transfer of any portion of the voting stock of the Borrower;

(2)       the transfer of any portion of the voting stock of any corporation which is the direct or indirect owner of 10% or more of the voting stock of the Borrower;

(3)       the transfer of any partnership interest in any partnership which is the direct or indirect owner of 10% or more of the voting stock of the Borrower; or

(4)       the transfer of any membership interest in any limited liability company which is the direct or indirect owner of 10% or more of the voting stock of the Borrower;

(c)       with respect to any Borrower which is a partnership:

(1)       any merger, consolidation or dissolution involving the general partner of the Borrower;

(2)       the sale or transfer of a majority of the assets of any general partner of the Borrower;

(3)       the transfer of any general partnership interest in the Borrower to another Person;

(4)       with respect to any general partner of the Borrower which is a corporation, the transfer of any portion of the voting stock of such general partner to another Person;

(5)       with respect to any general partner of the Borrower which is a general partnership or limited partnership, the transfer of any partnership interest of such general partner to another Person;

(6)       with respect to any general partner of the Borrower which is a limited liability company, the transfer of any membership interest of such general partner to another Person;

(7)       the conversion of any general partnership interest of the Borrower to a limited partnership interest; or

(8)       the addition of any general partner or limited partner to the Borrower;

(d)       with respect to any Borrower which is a limited liability company:

(1)       any merger, consolidation or dissolution involving the managing member of the Borrower;

(2)       the sale or transfer of a majority of the assets of any managing member of the Borrower;

(3)       the transfer of any managing member interest in the Borrower to another Person;

(4)       with respect to any managing member of the Borrower which is a corporation, the transfer of any portion of the voting stock of such managing member to another Person;

(5)       with respect to any managing member of the Borrower which is a general partnership or limited partnership, the transfer of any partnership interest of such general partner to another Person;

(6)       with respect to any managing member of the Borrower which is a limited liability company, the transfer of any membership interest of such general partner to another Person;

(7)       the conversion of any managing member interest of the Borrower to a non-managing member interest; or

(8)       the addition of any managing member or member to the Borrower.

3.3       The provisions of Section 2.3 and Section 2.4 regarding Commitment Fees are deleted in their entirety and substituted therefore in each case is “[Reserved]”.

3.4       The provisions of Section 2.7(2) with respect to the release price of Golf Parcels is amended and restated in its entirety to read as follows:

“(2) Upon the closing of the sale of any Golf Parcel, whether in whole or in part, Lender shall receive as a principal payment on the Loan, at the closing of such sale or sales, seventy-five (75%) of the net sales proceeds shown on the closing statement therefor and shall, subject to satisfaction of all conditions set forth in the Loan Documents with respect to permitted sales of Golf Parcels concurrently release Lender’s lien on such Golf Parcel. Lender shall have the right to approve any such closing statements and the amount of such net sale proceeds as a condition to Borrower’s ability to sell any such Golf Parcel. The remittance of such portion of the net sales proceeds from all or any part of the Golf Parcel shall not be applied toward the minimum mandatory prepayments provided for in Section 2.7(6) of the Loan Agreement.

3.5       Section 2.7(7) (Deferred Cash Payment) is amended by substituting “Lender” for each reference to “RFC” therein.

3.6     Section 3.3(e) regarding the ABF Funding System is deleted in its entirety.

3.7       The initial paragraph of Section 5.4(a) (Insurance) is deleted in its entirety and the following is substituted therefor:

“(a) Each of the entities comprising the Borrower will maintain the insurance required by the terms of this Loan Agreement and will deposit with the Lender certificates of insurance issued by insurance companies with current Best’s Key Ratings of not less than B+VII, written in form and content acceptable to the Lender, providing the following minimum insurance coverages:”.

3.8       The last sentence of Section 5.6 (Sole Lender; No Transfers) is amended to read, as follows:

“The entities comprising the Borrower will not make any Transfer (other than a Permitted Transfer) unless the Borrower has obtained the written consent of the Lender, which consent may be granted or withheld in the Lender’s sole and absolute discretion.”

3.9       The second sentence of Section 6.15 (Lender Inspections, Appraisal and Information) is amended to read, as follows:

“The Borrower will cooperate with the Lender to enable the Lender, the Inspector or such other authorized representatives of the Lender to conduct such visits, inspections and appraisals, as the Lender may reasonably request.”

3.10     The parenthetical in the first sentence of Section 6.18 (Conveyance, Lease or Encumbrance) is amended to read as follows:

“(other than Permitted Transfers and the sale of Lots and Golf Parcels on and subject to the terms of the Loan Agreement)”.

3.11     Section 6.22 (Negative Covenants) is amended by deleting the period at the end thereof and adding the following phrase at the end thereof:

“or pursuant to a Permitted Transfer or Permitted Exceptions.”

3.12     Section 7.2 (Releases from Lien of Deed of Trust) is hereby amended, as follows:

(a)       The first sentence of Section 7.2(a) is amended by changing the period at the end thereof to a comma and adding the following clause:

“but shall expressly exclude from such release the Lender’s liens and security interests in Borrower’s interest in the underlying oil, gas, and mineral interests.”

(b)       The second sentence of Section 7.2is amended by adding the following parenthetical after the words “Project Security Instruments” in the fifth line thereof:

“(other than releases of the Lender’s liens and security interests in Borrower’s interests in the underlying oil, gas, and mineral interests)”.

(c)       Subsection 7.2(a)(1) is amended by deleting the “and” between clauses (iii) and (iv) and adding a new clause (v), as follows:

“and (v) that the specific Lot and/or Golf Parcel to be released and conveyed does not include any oil, gas, or mineral interests related to such Lot or Golf Parcel, which oil, gas, and mineral interests shall be expressly reserved by Borrower and remain subject to the liens and security interests of the Lender therein.”

(d)       Subsection 7.2(b)(3) is amended to read, as follows:

“(3) such requested release is consistent in all material respects with the materials delivered to the Lender pursuant to Section 6.18 and with the site plan or other depiction of the Project provided to the Lender as part of the Project Underwriting Documents; and copies of all dedications or conveyance documents to be entered into with respect to the requested release have been delivered to the Lender and are reasonably acceptable to Lender and shall expressly reserve any interest of Borrower in and to the underlying oil, gas and mineral interests, which interests shall remain subject to the liens and security interests of the Lender.”

3.13     Exhibit H. A new Exhibit H listing the Schedule A Values for the Lots in each Project shall be added to the Loan Agreement in the form of Schedule 2 hereto.

4.         Authorization to File Financing Statements. By execution hereof, each Borrower authorizes the Lender to file against such Borrower, one or more financing, continuation, or amendment statements pursuant to the Uniform Commercial Code in form and substance satisfactory to the Lender, including, without limitation, (a) with respect to each Borrower, financing statements in substantially the form of Annex A-1 and Annex A-2 hereto and (b) with respect Bluegreen Georgia, a financing statement, substantially in the form of Annex B hereto.

5.         Amendment Effective Date. This Amendment shall be binding upon Lender and the Borrower Parties on the last day upon which each of the following conditions have been satisfied, at which time this Amendment shall be deemed effective as of April 16, 2010 (the “Fifth Amendment Effective Date”).

5.1       Counterparts of this Amendment shall have been executed by Lender and all of the Borrower Parties and delivered to Lender, or when Lender shall have received telecopied, telexed, or other evidence satisfactory to it that all Borrower Parties have executed and are delivering this Amendment to Lender.

5.2       The Addenda to Notes in the form of Schedule 1-A and Schedule 1-B have been executed and delivered by all entities comprising the Borrower.

5.3       Amendments to Deed of Trust substantially in the form of Annex C-1 orC-2, as the case may be, have been executed by each Borrower and duly acknowledged.

5.4       Each Borrower Party shall have delivered to Lender copies (certified by the Secretary or Assistant Secretary of such Borrower) of all corporate or organizational action taken by such Borrower to authorize the execution, delivery, and performance of this Amendment and the related Amendment documents delivered pursuant to this Amendment.

5.5       Each Borrower Party shall have delivered to Lender an Incumbency Certificate executed by the Secretary or Assistant Secretary of the respective Borrower and certifying the officers authorized to execute this Amendment, the documents delivered pursuant to this Amendment, and other Loan Documents, and certifying the signatures of such officer.

6.         Ratifications, Representations, and Warranties. As a material inducement to H4BG to purchase the Loan from RFC and to enter into this Amendment as Lender, each Borrower Party hereby represents and warrants to H4BG, individually and as the Lender (with the knowledge and intent that H4BG is relying upon the same (i) in purchasing RFC’s rights under the Loan Agreement and Loan Documents pursuant to the Purchase and Sale Agreement of even date herewith between RFC, as Seller, and H4BG, as Purchaser (the “Purchase Agreement”) and (ii) in entering into this Amendment):

6.1       The execution, delivery and performance of this Amendment and any and all other agreements executed and/or delivered in connection herewith have been authorized by all requisite corporate, limited liability company, or partnership action, as applicable, on the part of such Borrower Party, and will not violate (i) the Articles or Certificate of Incorporation, By-Laws, Limited Partnership Agreement, or Operating Agreement of such Borrower Party, or (ii) the Articles or Certificate of Incorporation, By-Laws, or Operating Agreement of the general partner of such Borrower Party, as and if applicable.

6.2       The representations and warranties contained in this Amendment, the Loan Agreement, and the Loan Documents are true and correct on and as of the Effective Date as though made on and as of such date, excluding matters of litigation noted on Schedule 3.

6.3       The maturity of the Notes has not been accelerated, and no breach, no Potential Default or Event of Default under the Loan Agreement (as herein amended), or failure of performance under any Loan Document has occurred and is continuing.

6.4       The execution, delivery, and performance of the transactions contemplated hereby will not (a) violate any judgment, order, ruling, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, such Borrower Party, (b) constitute a violation by such Borrower Party of any law or regulation of any jurisdiction applicable to such Borrower Party, (c) require any governmental approvals, (d) conflict with, result in a breach of, or constitute a default under any indenture, agreement, or other instrument to which such Borrower Party is a party or by which it or any of its respective properties may be bound; or (e) result in or require the creation or imposition of any Lien upon or with respect to any property encumbered by any of the Collateral Documents or any property now owned or hereafter acquired by such Borrower Party (other than Liens created by the Collateral Documents).

6.5       None of the liens or security interests created by the Loan Documents secures any debt, other than the Loan evidenced by the Notes; none of Lender, RFC, Original Lender, or any predecessor or successor in interest to RFC or Original Lender has made any agreement to extend any further credit to be secured by the Deeds of Trust, by liens upon the property described in each such Deed of Trust, or by liens or security interests granted by the other Loan Documents.

6.6       This Amendment was reviewed by such Borrower Party, and such Borrower Party acknowledges and agrees that such Borrower Party (i) understands fully the terms of this Amendment and the consequences of the issuance hereof, (ii) has been afforded an opportunity to have this Amendment reviewed by, and to discuss this Amendment with, such attorneys and other persons as such Borrower Party may wish, and (iii) has entered into this Amendment of its own free will and accord and without threat or duress; and such Borrower Party hereby represents and warrants that this Amendment and all information furnished to Lender are made and furnished in good faith, for value and valuable consideration; and this Amendment has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other person.

7.         Confirmation of Guaranty. Bluegreen consents to the execution of this Amendment and acknowledges that it is its desire to fully guarantee the payment and performance in full of the Loan made pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, in accordance with the terms and conditions of the Guaranty. Bluegreen hereby: (a) reaffirms and restates as of the Effective Date all of such Bluegreen’s representations and warranties set forth in the Guaranty; (b) affirms that the Guaranty shall remain in full force and effect; (c) affirms that its liability under the Guaranty shall continue undiminished by this Amendment and the documents executed in connection herewith; (d) represents and warrants that no event has occurred and no condition currently exists that would constitute a default under the Guaranty by Bluegreen or under the Loan Agreement or any of the other Loan Documents by Borrower or any other surety; and (e) acknowledges that Original Lender, RFC, and Lender have performed and are not in default of their obligations under the Loan Documents.

8.         Miscellaneous.

8.1       Effect on Loan Documents. The Loan Agreement and all related Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Effective Date, all references to the “Loan Agreement” shall be to the Loan Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of the Lenders under the Loan Agreement or any Loan Documents, nor constitute a waiver under the Loan Agreement or any other provision of the Loan Documents.

8.2       Survival of Representations and Warranties. All representations, warranties, covenants, and agreements of the parties made in this Amendment, the Loan Agreement, or any of the Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery hereof, until such time as all of the obligations of the parties hereto shall have lapsed in accordance with their respective terms or shall have been discharged in full, and no investigation by Lender or subsequent event shall affect the representations and warranties or the right of Lender to rely upon them.

8.3       Misrepresentation. The Borrower Parties shall indemnify and hold Lender harmless from and against any losses, damages, costs, and expenses (including reasonable attorneys' fees) incurred by Lender as a direct or indirect result of (a) breach of any representation or warranty contained in this Amendment, or (b) any breach or default under any of the covenants or agreements contained in this Amendment.

8.4       Covenants and Agreements. The Borrower Parties hereby agree and acknowledge that they are well and truly indebted to Lender for the indebtedness and obligations of such Borrower Parties under the Loan Documents (without offset, counterclaim, or reduction) pursuant to the terms of the Loan Agreement and the Loan Documents, and hereby agree to observe, comply with, and perform all of the obligations, terms and conditions under or in connection with the Loan Agreement and the Loan Documents.

8.5       Ratification of Liens and Security Interests. The Borrower Parties agree that nothing contained in this Amendment shall affect or impair the validity or priority of the liens and security interests under the Loan Agreement or the Loan Documents. The Borrower Parties hereby acknowledge and agree that the liens and security interests of the Loan Agreement and the Loan Documents are valid and subsisting liens and security interests and are superior to all liens and security interests other than those permitted under the Loan Agreement or the Loan Documents.

8.6       Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment, and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

8.7       Headings. The headings of the sections and subsections of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

8.8       Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by facsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

8.9       No Commitment. No Further Advances. The Borrower Parties agree that Lender, RFC, and/or Original Lender have not made any commitment or other agreement regarding the Loan Agreement or the Loan Documents, except as expressly set forth therein or in this Amendment. The Borrower Parties warrant and represent that they will not rely on any commitment, agreement to forbear, or other agreement on the part of Lender unless such commitment or agreement is in writing and signed by Lender. Borrower agrees and confirms that since the Effective Date of the Fourth Amendment, no advances have been made by Original Lender under the Loan Documents.

8.10     Time of Essence. The parties to this Amendment have agreed specifically with regard to the times for performance set forth in this Amendment. Further, the parties to this Amendment acknowledge that the agreements with regard to the times for performance are material to this Amendment. Therefore, the parties agree and acknowledge that time is of the essence to this Amendment.

8.11     Law Governing. THIS AMENDMENT SHALL BE INTERPRETED AND THE RIGHTS OF THE PARTIES DETERMINED IN ACCORDANCE WITH THE LAWS OF THE UNITED STATES APPLICABLE THERETO AND THE INTERNAL LAWS OF THE STATE OF VIRGINIA APPLICABLE TO AN AGREEMENT EXECUTED, DELIVERED AND PERFORMED THEREIN, WITHOUT GIVING EFFECT TO THE CHOICE-OF-LAW RULES THEREOF OR ANY OTHER PRINCIPLE THAT COULD REQUIRE THE APPLICATION OF THE SUBSTANTIVE LAW OF ANY OTHER JURISDICTION.

8.12     Waiver; Modification. NO PROVISION OF THIS AMENDMENT MAY BE WAIVED, CHANGED OR MODIFIED, OR THE DISCHARGE THEREOF ACKNOWLEDGED, ORALLY, BUT ONLY BY AN AGREEMENT IN WRITING SIGNED BY THE PARTY AGAINST WHOM THE ENFORCEMENT OF ANY WAIVER, CHANGE, MODIFICATION OR DISCHARGE IS SOUGHT. NO DELAY ON THE PART OF LENDER IN EXERCISING ANY RIGHT, POWER OR PRIVILEGE HEREUNDER, SHALL OPERATE AS A WAIVER THEREOF, NOR SHALL ANY WAIVER OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER OPERATE AS A WAIVER OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER, NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF, OR THE EXERCISE OF ANY OTHER RIGHT, POWER OR PRIVILEGE HEREUNDER. ALL RIGHTS AND REMEDIES HEREIN PROVIDED ARE CUMULATIVE AND ARE NOT EXCLUSIVE OF ANY RIGHTS OR REMEDIES WHICH THE PARTIES HERETO MAY OTHERWISE HAVE AT LAW OR IN EQUITY. FURTHER, ANY FAILURE BY LENDER TO EXERCISE ANY RIGHT, PRIVILEGE OR REMEDY SHALL NOT DIRECTLY OR INDIRECTLY IN ANY WAY WHATSOEVER EITHER: (A) IMPAIR, PREJUDICE, OR OTHERWISE ADVERSELY AFFECT LENDER'S RIGHT AT ANY TIME TO EXERCISE ANY RIGHT, PRIVILEGE, OR REMEDY IN CONNECTION WITH THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, OR (B) CONSTITUTE ANY COURSE OF DEALING OR OTHER BASIS FOR ALTERING ANY OBLIGATIONS OF BORROWER OR ANY RIGHT, PRIVILEGE, OR REMEDY OF LENDER UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS.

8.13     Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, BORROWER OR LENDER HEREBY IRREVOCABLY AND EXPRESSLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF LENDER IN THE NEGOTIATION, ADMINISTRATION OR ENFORCEMENT THEREOF.

8.14     Final Agreement. THIS AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE. NEITHER THIS AMENDMENT NOR THE LOAN DOCUMENTS MAY BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

8.15     Release by Borrower Parties. EACH OF THE BORROWER PARTIES HEREBY ACKNOWLEDGES THAT AS OF THE EFFECTIVE DATE IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM, OR DEMAND OF ANY KIND OR

NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER, RFC, ORIGINAL LENDER, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, AGENTS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS, AND EACH OF THE BORROWER PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, RFC, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, FOR MATTERS ARISING ON OR BEFORE THE EFFECTIVE DATE, WHICH SUCH RELEASING PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDER, RFC, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS, SUCCESSORS, ASSIGNS, AND PREDECESSORS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR THE LOAN DOCUMENTS, THE PURCHASE AND ASSIGNMENT OF THE LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF THE BORROWER PARTIES HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDER, RFC, ORIGINAL LENDER, AND THEIR RESPECTIVE AFFILIATES, PARTICIPANTS, MEMBERS, PARTNERS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS, ASSIGNS, AND PREDECESSORS ARISING OUT OF OR RELATED TO LENDER’S, RFC'S OR ORIGINAL LENDER'S ACTIONS, OMISSIONS, STATEMENT, REQUESTS OR DEMANDS OCCURRING ON OR PRIOR TO THE EFFECTIVE DATE IN ADMINISTERING, ENFORCING, MONITORING, COLLECTION OR ATTEMPTING TO COLLECT THE INDEBTEDNESS OF BORROWER TO LENDER, RFC, OR ORIGINAL LENDER, WHICH INDEBTEDNESS WAS EVIDENCED BY THE LOAN AGREEMENT AND THE LOAN DOCUMENTS.

8.16     Agreement Binding on Each of the Borrower Parties and Lender. Each of the Borrower Parties and Lender agree that this Amendment will be binding on the Borrower Parties and Lender and their respective successors and assigns; provided, no obligation or right hereunder shall be assignable by Borrower (whether voluntarily, involuntarily or by operation of law) without the prior written consent of Lender.

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.

SIGNATURE PAGES TO FOLLOW.

EXECUTED by the parties hereto on the dates set forth in the acknowledgments below, to be effective as of the Effective Date.

BORROWER:

BLUEGREEN SOUTHWEST ONE, L.P.,
a Delaware limited partnership

BLUEGREEN COMMUNITIES OF TEXAS, L.P.,
a Delaware limited partnership

By:	BLUEGREEN SOUTHWEST LAND, INC.,
a Delaware corporation, its general partner

By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Vice President

BLUEGREEN CORPORATION OF THE ROCKIES,

a Delaware corporation

BLUEGREEN GOLF CLUBS, INC.

a Delaware corporation,

BLUEGREEN PROPERTIES OF VIRGINIA, INC.

a Delaware corporation

CATAWBA FALLS, LLC

a North Carolina limited liability company

BLUEGREEN COMMUNITIES OF TEXAS, L.P.

a Delaware limited partnership

BLUEGREEN COMMUNITIES OF GEORGIA, LLC

a Georgia limited liability company

By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Vice President

FIFTH AMENDMENT TO LOAN AGREEMENT - SIGNATURE PAGE

GUARANTOR: BLUEGREEN CORPORATION, a Massachusetts corporation

By:	/s/ Anthony M. Puleo
Anthony M. Puleo
Vice President

FIFTH AMENDMENT TO LOAN AGREEMENT - SIGNATURE PAGE

LENDER: H4BG, LP, a Texas limited partnership

By:	H4BG PROJECT GP, LLC,
a Texas limited liability company,
its general partner

By:	/s/ Fred Balda
Fred Balda
President

FIFTH AMENDMENT TO LOAN AGREEMENT - SIGNATURE PAGE

SCHEDULE 1-A

ADDENDUM TO $50,000,000 REVOLVING PROMISSORY NOTE

ADDENDUM TO REVOLVING PROMISSORY NOTE

THIS ADDENDUM TO REVOLVING PROMISSORY NOTE (this “Addendum”) is to be attached to that certain Revolving Promissory Note dated September 25, 2002, in the principal amount of Fifty Million Dollars ($50,000,000) (as amended by Addenda to Revolving Promissory Note, dated as of October 3, 2003, March 1, 2006, February 16, 2007, and July 1, 2009) executed initially or by Addenda by (i) BLUEGREEN CORPORATION OF THE ROCKIES, a Delaware corporation, (ii) BLUEGREEN GOLF CLUBS, INC., a Delaware corporation, (iii) BLUEGREEN PROPERTIES OF VIRGINIA, INC., a Delaware corporation, (iv) BLUEGREEN SOUTHWEST ONE, L.P., a Delaware limited partnership, (v) CATAWBA FALLS, LLC, a North Carolina limited liability company, (vi) BLUEGREEN COMMUNITIES OF TEXAS, L.P., a Delaware limited partnership, and (vii) BLUEGREEN COMMUNITIES OF GEORGIA, LLC, a Georgia limited liability company collectively, as maker for the benefit of H4BG, LP, a Texas limited partnership (“Lender”) (as assignee of RFC CONSTRUCTION FUNDING, LLC, a Delaware limited liability company, successor in interest to and assignee of RESIDENTIAL FUNDING COMPANY, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation), as holder (as amended or otherwise modified from time to time, the “Note”). Unless otherwise indicated, all capitalized terms not otherwise defined herein shall have the meaning given to such term in the Note.

From and after the Fourth Amendment Effective Date (as defined in the Loan Agreement), the “Base Rate” under the Note shall be determined as follows: (i) as of the Fourth Amendment Effective Date, the Base Rate shall be the Prime Rate plus 2.0%, but in no event less than 10%; (ii) from and after the date on which the Loan Amount (as defined in the Loan Agreement) has been reduced after the Fourth Amendment Effective Date by a total of $25,000,000.00 (inclusive of the Fourth Amendment Principal Paydown, as such term is defined in the Loan Agreement), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 8%; and (iii) from and after the date on which the Loan Amount has been reduced to a total of $20,000,000.00 or less (inclusive of the Fourth Amendment Principal Paydown), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 6%. The parties hereby agree that the substitute source for determining the prime lending rate, in place of Bank One, shall be JPMorgan Chase, N.A.

From and after the Fourth Amendment Effective Date, the “Default Rate” under the Note shall be the Base Rate plus 5.0%.

Effective Date: April 16, 2010.

[SIGNATURE PAGES OF BORROWER PARTIES TO BE INSERTED]

SCHEDULE 1-B

ADDENDUM TO $25,000,000 REVOLVING PROMISSORY NOTE

ADDENDUM TO REVOLVING PROMISSORY NOTE

THIS ADDENDUM TO REVOLVING PROMISSORY NOTE (this “Addendum”) is to be attached to that certain Revolving Promissory Note dated May 10, 2005, in the principal amount of Twenty Five Million Dollars ($25,000,000) (as amended by Addenda to Revolving Promissory Note, dated as of March 1, 2006, February 16, 2007, and July 1, 2009) executed initially or by Addenda by (i) BLUEGREEN CORPORATION OF THE ROCKIES, a Delaware corporation, (ii) BLUEGREEN GOLF CLUBS, INC., a Delaware corporation, (iii) BLUEGREEN PROPERTIES OF VIRGINIA, INC., a Delaware corporation, (iv) BLUEGREEN SOUTHWEST ONE, L.P., a Delaware limited partnership, (v) CATAWBA FALLS, LLC, a North Carolina limited liability company, (vi) BLUEGREEN COMMUNITIES OF TEXAS, L.P., a Delaware limited partnership, and (vii) BLUEGREEN COMMUNITIES OF GEORGIA, LLC, a Georgia limited liability company collectively, as maker for the benefit of H4BG, LP, a Texas limited partnership (“Lender”) (as assignee of RFC CONSTRUCTION FUNDING, LLC, a Delaware limited liability company, successor in interest to and assignee of RESIDENTIAL FUNDING COMPANY, LLC, a Delaware limited liability company, formerly known as Residential Funding Corporation, a Delaware corporation), as holder (as amended or otherwise modified from time to time, the “Note”). Unless otherwise indicated, all capitalized terms not otherwise defined herein shall have the meaning given to such term in the Note.

From and after the Fourth Amendment Effective Date (as defined in the Loan Agreement), the “Base Rate” under the Note shall be determined as follows: (i) as of the Fourth Amendment Effective Date, the Base Rate shall be the Prime Rate plus 2.0%, but in no event less than 10%; (ii) from and after the date on which the Loan Amount (as defined in the Loan Agreement) has been reduced after the Fourth Amendment Effective Date by a total of $25,000,000.00 (inclusive of the Fourth Amendment Principal Paydown, as such term is defined in the Loan Agreement), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 8%; and (iii) from and after the date on which the Loan Amount has been reduced to a total of $20,000,000.00 or less (inclusive of the Fourth Amendment Principal Paydown), the Base Rate shall be the Prime Rate plus 2.0%, but no less than 6%. The parties hereby agree that the substitute source for determining the prime lending rate, in place of Bank One, shall be JPMorgan Chase, N.A.

From and after the Fourth Amendment Effective Date, the “Default Rate” under the Note shall be the Base Rate plus 5.0%.

Effective Date: April 16, 2010.

[SIGNATURE PAGES OF BORROWER PARTIES TO BE INSERTED]

SCHEDULE 2

EXHIBIT H

SCHEDULE A LOAN VALUES*

*Note: The Schedule will be updated periodically to (a) remove lots that have been sold and released from collateral and (b) add new platted Lots.

SEE ATTACHED TABLE.

SCHEDULE 3

LITIGATION

Bluegreen Resorts

Pennsylvania Attorney General Lawsuit

On October 28, 2008, in Cause No. 479 M.D. 2008, styled Commonwealth of Pennsylvania Acting by Attorney General Thomas W. Corbett, Jr. v. Bluegreen Corporation, Bluegreen Resorts, Bluegreen Vacations Unlimited, Inc. and Great Vacation Destinations, Inc. , in the Commonwealth Court of Pennsylvania, the Commonwealth of Pennsylvania acting through its Attorney General filed a lawsuit against Bluegreen Corporation, Bluegreen Resorts, Bluegreen Vacations Unlimited, Inc. and Great Vacation Destinations, Inc. (a wholly owned subsidiary of Bluegreen Corporation) alleging violations of Pennsylvania’s Unfair Trade Practices and Consumer Protection Laws. The lawsuit seeks civil penalties against us and restitution on behalf of Pennsylvania consumers who may have suffered losses as a result of the alleged unlawful sales and marketing methods and practices. The lawsuit does not seek to permanently restrain us or any of our affiliates from doing business in the Commonwealth of Pennsylvania. The parties have reached settlement on this matter and have signed a consent petition and forwarded it to the Court for approval and filing with the appropriate court offices.

Destin, Florida Deposit Dispute Lawsuit

In Cause No. 2006-Ca-3374, styled Joseph M. Scheyd, Jr., P.A. vs. Bluegreen Vacations Unlimited, Inc.,; Hubert A. Laird; and MSB of Destin, Inc., in the Circuit Court of the First Judicial Circuit in and for Okaloosa County, Florida, the Plaintiff as escrow agent brought an interpleader action seeking a determination as to whether we, as purchaser, or Hubert A. Laird and MSB of Destin, Inc. as seller, were entitled to the $1.4 million escrow deposit being maintained with the escrow agent pursuant to a purchase and sale contract for real property located in Destin, Florida. Both we and the seller have brought cross-claims for breach of the underlying purchase and sale contract. The seller alleges we failed to perform under the terms of the purchase and sale contract and alleges fraud. We maintain that our decision not to close on the purchase of the subject real property was in accordance with the terms of the purchase and sale contract and therefore we are entitled to a return of the full escrow deposit.

Bluegreen Communities

Mountain Lakes Mineral Rights

Bluegreen Southwest One, L.P., (Southwest”), a subsidiary of Bluegreen Corporation, is the developer of the Mountain Lakes subdivision in Texas. In Cause No. 28006, styled Betty Yvon Lesley et a1 v. Bluff Dale Development Corporation, Bluegreen Southwest One. L.P. et al., in the 266th Judicial District Court, Erath County, Texas, the plaintiffs filed a declaratory judgment action against Southwest seeking to develop their reserved mineral interests in, on and under the Mountain Lakes subdivision. The plaintiffs’ claims are based on property law, oil and gas law, contract and tort theories. The property owners association and some of the individual landowners have filed cross actions against Bluegreen, Southwest and individual directors of the property owners association related to the mineral rights and certain amenities in the subdivision as described below. On January 17, 2007, the court ruled that the restrictions placed on the development that prohibited oil and gas production and development were invalid and not enforceable as a matter of law, that such restrictions did not prohibit the development of the plaintiffs’ prior reserved mineral interests and that Southwest breached its duty to lease the minerals to third parties for development. The court further ruled that Southwest was the sole holder of the right to lease the minerals to third parties. The order granting the plaintiffs’ motion was severed into a new cause styled Cause No. 28769 Betty Yvon Lesley et a1 v. Bluff Dale Development Corporation, Bluegreen Southwest One. L.P. et al. in the 266th Judicial District Court, Erath County, Texas. Southwest appealed the trial court’s ruling. On January 22, 2009, in Bluegreen Southwest One, L.P. et al. v. Betty Yvon Lesley et al., in the 11th Court of Appeals, Eastland, Texas, the Appellate Court reversed the trial court’s decision and ruled in Southwest’s favor and determined that all executive rights were owned by Southwest and then transferred to the individual property owners in connection with the sales of land. All property owner claims were decided in favor of Southwest. It was also decided that Southwest did not breach a fiduciary duty to the plaintiffs as an executive rights holder. As a result of this decision, no damages or attorneys’ fees are owed to the plaintiffs. On May 14, 2009, the plaintiffs filed an appeal with the Texas Supreme Court asking the Court to reverse the Appellate Court’s decision in favor of Bluegreen. No information is available as to when the Texas Supreme Court will render a decision as to whether or not it will take the appeal.

Marshall, et al. Lawsuit regarding Community Amenities

On September 14, 2009, in Cause No. 09-09-08763-CV, styled William Marshall and Patricia Marshall, et al. v. Bluegreen Southwest One, L.P., Bluegreen Southwest Land, Inc., Bluegreen Corporation, Stephen Davis, and Bluegreen Communities of Texas, L.P. , Plaintiffs brought suit against us alleging fraud, negligent misrepresentation, breach of contract, and negligence with regards to the Ridgelake Shores subdivision we developed in Montgomery County, Texas. More specifically, the Plaintiffs allege misrepresentation concerning the usability of the lakes within the community for fishing and sporting and the general level of quality at which the community would be developed and thereafter maintained. The lawsuit seeks material damages and the estimated cost to remediate the lake is $500,000. We intend to vigorously defend the lawsuit.

Schwarz, et al. Lawsuit regarding Community Amenities

On September 18, 2008, in Cause No. 2008-5U-CV-1358-WI, styled Paul A. Schwarz and Barbara S. Schwarz v. Bluegreen Communities of Georgia, LLC and Bluegreen Corporation, Plaintiffs brought suit against us alleging fraud and misrepresentation with regards to the construction of a marina at the Sanctuary Cove subdivision located in Camden County, Georgia. Plaintiff subsequently withdrew the fraud and misrepresentation counts and replaced them with a count alleging violation of racketeering laws, including mail fraud and wire fraud. On January 25, 2010, Plaintiffs filed a second complaint seeking approval to proceed with the lawsuit as a class action representing more than 100 persons who were harmed by the alleged racketeering activities in a similar manner as Plaintiffs. No decision has yet been made by the Court as to whether they certify a class. We have successfully removed this case from Georgia State Court to Federal District Court. The style of this lawsuit is now Cause No. CV210-035, Paul A. Schwarz and Barbara S. Schwarz, Individually and on behalf of a class of others similarly situated; In the United States District Court For the Southern District of Georgia, Brunswick Division. We deny the allegations and intend to vigorously defend the lawsuit.

In the ordinary course of our business, we become subject to claims or proceedings from time to time relating to the purchase, sale or financing of vacation ownership interests and real estate. Additionally, from time to time, we become involved in disputes with existing and former employees, vendors, taxing jurisdictions and various other parties.